THE ADVISORS’ INNER CIRCLE FUND III

SouthernSun Small Cap Fund

SouthernSun U.S. Equity Fund

(the “Funds”)

Supplement dated June 30, 2021 to:

•	the Funds’ Summary Prospectuses, each dated February 23, 2021 (the “Summary Prospectuses”);
•	the Funds’ Prospectus (the “Prospectus”), dated January 28, 2021, as supplemented February 23, 2021; and
•	the Funds’ Statement of Additional Information (the “SAI”), dated January 28, 2021, as supplemented February 23, 2021.

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

Effective immediately, (i) Phillip W. Cook has been appointed Co-Chief Investment Officer of SouthernSun Asset Management, LLC (the “Adviser”), the Funds’ investment adviser, and Co-Portfolio Manager of the Funds; and (ii) Michael S. Cross, James P. Dorman and Treadwell B. Thompson have each been added as members of the Adviser’s investment team that supports the Funds’ portfolio managers. Accordingly, effective immediately, the Summary Prospectuses, Prospectus and SAI are hereby amended and supplemented as follows:

1.	The “Portfolio Manager” section of the SouthernSun Small Cap Fund’s Summary Prospectus, and the corresponding section of the Prospectus, is hereby deleted and replaced with the following:

Portfolio Managers

Michael W. Cook, Chief Executive Officer and Co-Chief Investment Officer, has managed the Fund and the Predecessor Funds since 2003.

Phillip W. Cook, Co-Chief Investment Officer and Co-Portfolio Manager, has managed the Fund since 2021.

2.	The “Portfolio Manager” section of the SouthernSun U.S. Equity Fund’s Summary Prospectus, and the corresponding section of the Prospectus, is hereby deleted and replaced with the following:

Portfolio Managers

Michael W. Cook, Chief Executive Officer and Co-Chief Investment Officer, has managed the Fund and the Predecessor Funds since 2012.

Phillip W. Cook, Co-Chief Investment Officer and Co-Portfolio Manager, has managed the Fund since 2021.

3.	The “Portfolio Manager” section of the Prospectus is hereby deleted and replaced with the following:

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day to day management of the Funds.

Michael W. Cook is the Founder, Chief Executive Officer and Co-Chief Investment Officer of the Adviser. In his over 35 years of experience as a research analyst and portfolio manager, Mr. Cook has developed a unique investment philosophy and process that serves as the core of the Adviser’s strategies. He is an Associate Fellow and a member of the Principal’s Inner Circle at Green Templeton College, University of Oxford. He serves on the Advisory Council of the Fogelman College of Business and Economics at the University of Memphis and on the boards of Cave Pictures Publishing, Omeq Medical, Thriving Cities Group and Kinrise Real Estate, Ltd. Mr. Cook also is the co-founder of LauraBelle Productions.

Phillip W. Cook, Co-Chief Investment Officer and Co-Portfolio Manager, joined the Adviser in 2006. He is responsible for coordination of research and communication within the investment team and is responsible for the research and analysis of existing portfolio companies as well as new ideas. He also provides input on portfolio management and construction. Prior to joining the Adviser, Mr. Cook served as Analyst to the Chairman and CEO of Trivest Partners, a Miami-based private equity firm focused on middle-market LBOs. He received his B.S. in International Business, summa cum laude, from Auburn University. He also serves on the Board of Su Casa Family Ministries.

While Michael W. Cook and Phillip W. Cook are the portfolio managers for the Funds, they are supported by the Adviser’s investment team, which includes Michael S. Cross, James P. Dorman and Treadwell B. Thompson as key team members. The investment team provides all analysis and company-specific research for current and future portfolio holdings in the Funds. Members of the team also provide input regarding portfolio management and construction; however, ultimate authority for all material investment decisions is maintained by the portfolio managers.

Michael S. Cross, Principal, joined the Adviser in 2008. His responsibilities include the research and analysis of investment opportunities, monitoring of existing portfolio companies, and he provides input on portfolio management and construction. Prior to joining the Adviser, Mr. Cross was an officer of Cummins, Inc. and responsible for leading one of Cummins’ business units. He has global experience in Sales, Marketing, Finance, Accounting, Logistics, Operations and General Management. Mr. Cross received his B.S. from Vanderbilt University and an M.B.A. from Vanderbilt’s Owen School with concentrations in Finance, Accounting and Management Information Systems. He has also passed the CPA exam. Mr. Cross serves on the Board of the Neighborhood Christian Center.

James P. Dorman, Principal, joined the Adviser in 2010. His responsibilities include the research and analysis of investment opportunities and monitoring of existing portfolio companies, and he provides input on portfolio management and construction. Prior to joining SouthernSun, Mr. Dorman was the Managing Director of Finance at Mercury Investment Management and was a financial advisor in the Corporate Reporting department at FedEx Corporation. He began his career as a CPA at PricewaterhouseCoopers LLP, where he focused on financial audits for both public and private companies in the financial services sector. Mr. Dorman received his bachelor’s degree in accounting from Auburn University and his M.B.A. from the University of Tennessee. Mr. Dorman is a Chartered Financial Analyst (CFA) charterholder.

Treadwell B. Thompson, Principal, joined the Adviser in 2014. His responsibilities include the research and analysis of investment opportunities and monitoring of existing portfolio companies, and he provides input on portfolio management and construction. Prior to joining the Adviser, Mr. Thompson was an analyst at Mercer Capital, where he determined valuations for businesses in a wide variety of industries and conducted related industry research. Mr. Thompson graduated from Vanderbilt University with a B.A. in History and subsequently received his M.S. in Accounting from Rhodes College. Mr. Thompson is also a licensed CPA.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

4.	In “The Portfolio Managers” section of the SAI, the disclosure under the “Compensation” heading is hereby deleted and replaced with the following:

Michael W. Cook and Phillip W. Cook receive a fixed salary, bonus compensation, retirement plan and other fringe benefit arrangements from SouthernSun in addition to their ownership interests in SouthernSun.

5.	In “The Portfolio Managers” section of the SAI, the following row is hereby added to the “Fund Shares Owned by the Portfolio Managers” table:

Name	Dollar Range of Fund Shares Owned
Phillip W. Cook*	Over $1,000,000 (Small Cap Fund)
Over $1,000,000 (U.S. Equity Fund)

*	Valuation date is May 31, 2021.

6.	In “The Portfolio Managers” section of the SAI, the following row is hereby added to the “Other Accounts” table:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Phillip W. Cook*	4	$611.42	1	$20.80	80	$336.85

*	Valuation date is May 31, 2021.

Please retain this supplement for future reference.

SAM-SK-002-0100